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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 7, 2000

                        COVAD COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                  000-25271                  77-0461529
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)




2330 Central Expressway, Santa Clara, California                   95050
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



       Registrant's telephone number, including area code: (408) 844-7500

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ITEM 5. OTHER EVENTS.

         On March 7, 2000, Covad Communications Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. EXHIBITS.

         99.1     Press Release dated March 7, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COVAD COMMUNICATIONS GROUP, INC.



Date:  March 9, 2000                    By: /s/  Timothy Laehy
                                            ------------------------------------
                                            Timothy Laehy,
                                            Chief Financial Officer


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                                  Exhibit Index


Exhibit                    Description
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 99.1                      Press Release dated March 7, 2000.


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